Press Release

RLJ Lodging Trust Reports Fourth Quarter
and Full Year 2018 Results

- Sold seven hotels in 2018 for approximately $533 million at a 16.5x trailing EBITDA multiple
- Repaid $635 million of debt in 2018, exceeding initial goal of $500 million
- Realized $22 million in merger synergies

Bethesda, MD, February 28, 2019 – RLJ Lodging Trust (the “Company”) (NYSE: RLJ) today reported results for the three months and year ended December 31, 2018.

Fourth Quarter Highlights

•	Pro forma RevPAR decrease of 3.0%

•	Pro forma Hotel EBITDA Margin of 31.2%

•	Net income of $27.9 million

•	Adjusted EBITDA of $113.8 million

•	Adjusted FFO per diluted common share and unit of $0.49

•	Repurchased 1.2 million common shares for approximately $21.8 million

Full Year Highlights

•	Pro forma RevPAR decrease of 0.8%

•	Pro forma Hotel EBITDA Margin of 32.8%

•	Net income of $190.9 million

•	Adjusted EBITDA of $522.1 million

•	Adjusted FFO per diluted common share and unit of $2.26

•	Repurchased 1.8 million common shares for approximately $32.1 million, inclusive of 0.6 million common shares repurchased in the first quarter of 2019

•	Sold seven hotels for approximately $533 million at a 16.5x trailing EBITDA multiple

•	Repaid $635 million of indebtedness, exceeding our $500 million debt reduction objective

“2018 was a transformational year for RLJ as we successfully executed on our strategic initiatives to position the Company for growth in 2019 and beyond,” commented Leslie D. Hale, President and Chief Executive Officer. “During the year, we sold seven hotels at an EBITDA multiple of 16.5x, paid down $635 million in debt, and took meaningful strides to position our portfolio for long-term growth. Additionally, we successfully redeployed the net proceeds from the sale of the Holiday Inn Fisherman's Wharf to repurchase 1.8 million common shares at a significant discount to net asset value. We remain encouraged by our portfolio positioning in 2019 and our team's ability to identify and execute on opportunities to drive shareholder value.”

Financial and Operating Results
The prefix “Pro forma” as defined by the Company, denotes operating results which include results for periods prior to its ownership and excludes sold hotels. Pro forma RevPAR and Pro forma Hotel EBITDA Margin are reported on a comparable basis and therefore exclude any hotels sold during the period and non-comparable hotels that were not open for operation or were closed for renovation for comparable periods. Explanations of EBITDA, EBITDAre, Adjusted EBITDA, Hotel EBITDA, Hotel EBITDA Margin, FFO, and Adjusted FFO, as well as reconciliations of those measures to net income or loss, if applicable, are included within this release.

For the three months and year ended December 31, 2018 and 2017
($ in millions, except ADR, RevPAR, and per share amounts)
(unaudited)

	For the quarter ended December 31,			For the year ended December 31,
	2018	2017	Change	2018	2017	Change

Operational Overview:
Total Revenues	$399.9	$462.5	(13.5)%	$1,761.2	$1,356.3	29.9%

Pro forma ADR	$170.71	$170.32	0.2%	$172.83	$172.54	0.2%
Pro forma Occupancy	73.7%	76.2%	(3.2)%	77.7%	78.4%	(0.9)%
Pro forma RevPAR	$125.86	$129.77	(3.0)%	$134.27	$135.31	(0.8)%

Financial Overview:
Net Income	$27.9	$7.4	277.9%	$190.9	$75.7	152.0%

Pro forma Hotel EBITDA	$123.4	$135.7	(9.0)%	$541.7	$570.2	(5.0)%
Pro forma Hotel EBITDA Margin	31.2%	33.4%	-221 bps	32.8%	34.3%	-150 bps
Adjusted EBITDA (1)	$113.8	$136.5	(16.6)%	$522.1	$427.6	22.1%

Adjusted FFO (1)	$84.9	$99.4	(14.6)%	$395.7	$339.1	16.7%
Adjusted FFO Per Diluted Common Share and Unit	$0.49	$0.57	(14.0)%	$2.26	$2.40	(5.8)%

Note:
(1) For the year ended December 31, 2018, sold hotels contributed $16.7 million and $15.7 million to Adjusted EBITDA and Adjusted FFO, respectively.

The Company's fourth quarter was impacted by the significant hurricane demand in Houston and South Florida during the fourth quarter of 2017, which held back RevPAR growth by approximately 180 basis points. Excluding this impact and the 115 basis points of renovation disruption, RevPAR growth would have been flat. The Company's top performing markets were New York City and Chicago with Pro forma RevPAR growth of 3.2% and 2.3%, respectively.

Full Year Dispositions
For the year ended December 31, 2018, the Company sold the following seven hotels for $532.9 million in aggregate at a blended EBITDA multiple of 16.5x, inclusive of required and planned capital expenditures.

•229-room Embassy Suites Boston - Marlborough for $23.7 million in February 2018
•364-room Sheraton Philadelphia Society Hill for $95.5 million in March 2018
•205-room Embassy Suites Napa Valley for $102.0 million in July 2018
•152-room DoubleTree Hotel Columbia for $12.9 million in August 2018
•362-room The Vinoy Renaissance St. Petersburg Resort & Golf Club for total consideration of
$188.5 million in August 2018
•309-room DoubleTree by Hilton Burlington Vermont for $35.0 million in September 2018
•Remaining 243-room Annex building of the Holiday Inn San Francisco - Fisherman's Wharf for
$75.3 million in October 2018.

Fourth Quarter Disposition
The Holiday Inn San Francisco - Fisherman's Wharf consists of two separate buildings, the 342-room Columbus Street building and the 243-room Annex building. On October 31, 2018, the ground lease under the Columbus Street building expired and the building was transferred to the lessor in accordance with the ground lease. On October 15, 2018, the Company separately sold the remaining Annex building for a contractual sales price of $75.3 million, of which the Company's pro rata share was approximately $30.4 million.

Share Repurchases
The Company has repurchased 1.8 million shares of its common stock at an average price of $18.35 per share since it began repurchasing shares in November 2018. The Company repurchased 1.2 million shares of its common stock at an average price of $18.76 for a total purchase price of $21.8 million during the fourth quarter of 2018. Subsequent to December 31, 2018, the Company repurchased 0.6 million shares of its common stock at an average price of $17.54 per share.

The Company's existing repurchase program expired at the end of February. On February 15, 2019, the Company's Board of Trustees authorized a new one year $250 million share repurchase program.

Balance Sheet
As of December 31, 2018, the Company had $320.1 million of unrestricted cash on its balance sheet, $600.0 million available on its revolving credit facility, and $2.2 billion of debt outstanding.

The Company’s ratio of net debt to Adjusted EBITDA for the year ended December 31, 2018, was 3.7x.

Dividends
The Company’s Board of Trustees declared a cash dividend of $0.33 per common share of beneficial interest in the fourth quarter. The dividend was paid on January 15, 2019, to shareholders of record as of December 31, 2018. For the year ended December 31, 2018, the Company declared a total cash dividend of $1.32 per common share of beneficial interest.

The Company's Board of Trustees declared a preferred dividend of $0.4875 on its Series A cumulative convertible preferred shares. The dividend was paid on January 31, 2019, to shareholders of record as of December 31, 2018. For the year ended December 31, 2018, the Company declared a total dividend of $1.95 per Series A cumulative convertible preferred share.

Subsequent Events
On February 15, 2019, the Company redeemed all $45.0 million of preferred equity associated with The Knickerbocker hotel redevelopment in cash.

2019 Outlook
The Company’s outlook includes only hotels owned as of February 28, 2019. Potential future acquisitions or dispositions could result in a material change to the Company’s outlook.
For the full year 2019, the Company anticipates:

Current Outlook
Pro forma RevPAR growth	0.0% to +2.0%
Pro forma Hotel EBITDA Margin	31.6% to 32.6%
Pro forma Consolidated Hotel EBITDA	$522.0M to $552.0M
Corporate Cash General & Administrative	$35.0M to $36.0M
Adjusted EBITDA	$487.0M to $517.0M
Adjusted FFO per Diluted Share and Unit	$2.15 to $2.30

Additionally, key assumptions underlying the Company's full year 2019 outlook include:

•	Net interest expense of $88 million to $90 million

•	Capital expenditures related to renovations in the range of $90 million to $110 million and approximately 40 bps to 50 bps of renovation related RevPAR disruption

•	Cash income tax expense of $3 million to $4 million

For the first quarter 2019, the Company anticipates Pro forma Consolidated Hotel EBITDA of $110 million to $115 million and Adjusted EBITDA of $101.5 million to $106.5 million.
Earnings Call
The Company will conduct its quarterly analyst and investor conference call on March 1, 2019, at 9:00 a.m. (Eastern Time). The conference call can be accessed by dialing (877) 407-3982 or (201) 493-6780 for international participants and requesting RLJ Lodging Trust’s fourth quarter earnings conference call. Additionally, a live webcast of the conference call will be available through the Company’s website at http://www.rljlodgingtrust.com. A replay of the conference call webcast will be archived and available online through the Investor Relations page of the Company’s website.

About Us
RLJ Lodging Trust is a self-advised, publicly traded real estate investment trust that owns primarily premium-branded, high-margin, focused-service and compact full-service hotels. The Company's portfolio consists of 150 hotels with approximately 28,600 rooms, located in 25 states and the District of Columbia and an ownership interest in one unconsolidated hotel with 171 rooms.

Forward Looking Statements
The following information contains certain statements, other than purely historical information, including estimates, projections, statements relating to the Company’s business plans, objectives and expected operating results, and the assumptions upon which those statements are based, that are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements generally are identified by the use of the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “plan,” “may,” “will,” “will continue,” “intend,” “should,” or similar expressions. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, beliefs, and expectations, such forward-
looking statements are not predictions of future events or guarantees of future performance and the Company’s actual results could differ materially from those set forth in the forward-looking statements. Some factors that might cause such a difference include the following: the current global economic uncertainty, increased direct competition, changes in government regulations or accounting rules, changes in local, national, and global real estate conditions, declines in the lodging industry, seasonality of the lodging industry, risks related to natural disasters, such as earthquakes and hurricanes, hostilities, including future terrorist attacks or fear of hostilities that affect travel, the Company’s ability to obtain lines of credit or permanent financing on satisfactory terms, changes in interest rates, access to capital through offerings of the Company’s common and preferred shares of beneficial interest, or debt, the Company’s ability to identify suitable acquisitions, the Company’s ability to close on identified acquisitions and integrate those businesses, and inaccuracies of the Company’s accounting estimates.
Given these uncertainties, undue reliance should not be placed on such statements. Except as required by law, the Company undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise. The Company cautions investors not to place undue reliance on these forward-looking statements and urges investors to carefully review the disclosures the Company makes concerning risks and uncertainties in the sections entitled “Risk Factors,” “Forward-Looking Statements,” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s Annual Report, as well as risks, uncertainties and other factors discussed in other documents filed by the Company with the Securities and Exchange Commission.

###
 Additional Contacts:
Sean Mahoney, Executive Vice President and Chief Financial Officer – (301) 280-7774
For additional information or to receive press releases via email, please visit our website:
 http://www.rljlodgingtrust.com

RLJ Lodging Trust
Non-GAAP and Accounting Commentary

Non-Generally Accepted Accounting Principles (“Non-GAAP”) Financial Measures
The Company considers the following non-GAAP financial measures useful to investors as key supplemental measures of its performance: (1) FFO, (2) Adjusted FFO, (3) EBITDA, (4) EBITDAre, (5) Adjusted EBITDA, (6) Hotel EBITDA, and (7) Hotel EBITDA Margin. These Non-GAAP financial measures should be considered along with, but not as alternatives to, net income or loss as a measure of its operating performance. FFO, Adjusted FFO, EBITDA, EBITDAre, Adjusted EBITDA, Hotel EBITDA, and Hotel EBITDA Margin as calculated by the Company, may not be comparable to other companies that do not define such terms exactly as the Company.

Funds From Operations (“FFO”)
The Company calculates Funds from Operations ("FFO") in accordance with standards established by the National Association of Real Estate Investment Trusts, or NAREIT, which defines FFO as net income or loss (calculated in accordance with GAAP), excluding gains or losses from sales of real estate, impairment, the cumulative effect of changes in accounting principles, plus depreciation and amortization, and adjustments for unconsolidated partnerships and joint ventures. Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen or fallen with market conditions, most real estate industry investors consider FFO to be helpful in evaluating a real estate company’s operations. The Company believes that the presentation of FFO provides useful information to investors regarding the Company’s operating performance and can facilitate comparisons of operating performance between periods and between real estate investment trusts (“REITs”), even though FFO does not represent an amount that accrues directly to common shareholders.

The Company’s calculation of FFO may not be comparable to measures calculated by other companies who do not use the NAREIT definition of FFO or do not calculate FFO per diluted share in accordance with NAREIT guidance. Additionally, FFO may not be helpful when comparing the Company to non-REITs. The Company presents FFO attributable to common shareholders, which includes unitholders of limited partnership interest (“OP units”) in RLJ Lodging Trust, L.P., the Company’s operating partnership, because the OP units are redeemable for common shares of the Company. The Company believes it is meaningful for the investor to understand FFO attributable to all common shares and OP units.

EBITDA and EBITDAre
Earnings Before Interest, Taxes, Depreciation, and Amortization ("EBITDA") is defined as net income or loss excluding: (1) interest expense; (2) provision for income taxes, including income taxes applicable to sales of assets; and (3) depreciation and amortization. The Company considers EBITDA useful to an investor in evaluating and facilitating comparisons of its operating performance between periods and between REITs by removing the impact of its capital structure (primarily interest expense) and asset base (primarily depreciation and amortization) from its operating results. In addition, EBITDA is used as one measure in determining the value of hotel acquisitions and dispositions.

In addition to EBITDA, the Company presents EBITDAre in accordance with NAREIT guidelines, which defines EBITDAre as net income or loss (calculated in accordance with GAAP) excluding interest expense, income tax expense, depreciation and amortization expense, gains or losses from sales of real estate, impairment, and adjustments for unconsolidated partnerships and joint ventures. The Company believes that the presentation of EBITDAre provides useful information to investors regarding the Company's operating performance and can facilitate comparisons of operating performance between periods and between REITs.

Adjustments to FFO and EBITDA
The Company adjusts FFO, EBITDA, and EBITDAre for certain items that the Company considers either outside the normal course of operations or extraordinary. The Company believes that Adjusted FFO and Adjusted EBITDA, and Adjusted EBITDAre provide useful supplemental information to investors regarding its ongoing operating performance that, when considered with net income or loss, FFO, EBITDA, and EBITDAre, is beneficial to an investor’s understanding of its operating performance. The Company adjusts FFO, EBITDA, and EBITDAre for the following items:

•	Transaction Costs: The Company excludes transaction costs expensed during the period.

•	Non-Cash Expenses: The Company excludes the effect of certain non-cash items such as the amortization of share-based compensation and non-cash income taxes.

•	Other Non-Operational Expenses: The Company excludes the effect of certain non-operational expenses representing income and expenses outside the normal course of operations.

The Company previously presented Adjusted EBITDA with adjustments for noncontrolling interests in consolidated joint ventures. The rationale for including 100% of Adjusted EBITDA for consolidated joint ventures with noncontrolling interests is that the full amount of any debt of these consolidated joint ventures is reported in our consolidated balance sheet and metrics using debt to EBITDA provide a better understanding of the Company’s leverage. This is also consistent with NAREIT’s definition of EBITDAre.

Hotel EBITDA and Hotel EBITDA Margin
With respect to Consolidated Hotel EBITDA, the Company believes that excluding the effect of corporate-level expenses and certain non-cash items provides a more complete understanding of the operating results over which individual hotels and operators have direct control. The Company believes property-level results provide investors with supplemental information about the ongoing operational performance of the Company’s hotels and the effectiveness of third-party management companies.

Pro forma Consolidated Hotel EBITDA includes prior ownership information provided by the sellers of the hotels for periods prior to our acquisition of the hotels, which has not been audited and excludes results from sold hotels as applicable. Pro forma Hotel EBITDA and Pro forma Hotel EBITDA Margin exclude the results of non-comparable hotels that were under renovation or not open for the entirety of the comparable periods. The following is a summary of pro forma hotel adjustments:

Pro forma adjustments: Acquired hotels
For the year ended December 31, 2018, no hotels were acquired.

The Company acquired the following hotels in August 2017 in conjunction with the FelCor merger:

•	DoubleTree Suites by Hilton Austin

•	DoubleTree Suites by Hilton Orlando - Lake Buena Vista

•	Embassy Suites Atlanta - Buckhead

•	Embassy Suites Birmingham

•	Embassy Suites Boston - Marlborough

•	Embassy Suites Dallas - Love Field

•	Embassy Suites Deerfield Beach - Resort & Spa

•	Embassy Suites Fort Lauderdale 17th Street

•	Embassy Suites Los Angeles - International Airport/South

•	Embassy Suites Mandalay Beach - Hotel & Resort

•	Embassy Suites Miami - International Airport

•	Embassy Suites Milpitas Silicon Valley

•	Embassy Suites Minneapolis - Airport

•	Embassy Suites Myrtle Beach - Oceanfront Resort

•	Embassy Suites Napa Valley

•	Embassy Suites Orlando - International Drive South/Convention Center

•	Embassy Suites Phoenix - Biltmore

•	Embassy Suites San Francisco Airport - South San Francisco

•	Embassy Suites San Francisco Airport - Waterfront

•	Embassy Suites Secaucus - Meadowlands

•	Hilton Myrtle Beach Resort

•	Holiday Inn San Francisco - Fisherman's Wharf

•	San Francisco Marriott Union Square

•	DoubleTree by Hilton Burlington Vermont, formerly Sheraton Burlington Hotel & Conference Center

•	Sheraton Philadelphia Society Hill Hotel

•	The Fairmont Copley Plaza, Boston

•	The Knickerbocker, New York

•	The Mills House Wyndham Grand Hotel, Charleston

•	The Vinoy Renaissance St. Petersburg Resort & Golf Club

•	Wyndham Boston Beacon Hill

•	Wyndham Houston - Medical Center Hotel & Suites

•	Wyndham New Orleans - French Quarter

•	Wyndham Philadelphia Historic District

•	Wyndham Pittsburgh University Center

•	Wyndham San Diego Bayside

•	Wyndham Santa Monica At The Pier

Pro forma adjustments: Sold hotels
For the year ended December 31, 2018, the following hotels were sold:

•	Embassy Suites Boston - Marlborough was sold in February 2018

•	Sheraton Philadelphia Society Hill Hotel was sold in March 2018

•	Embassy Suites Napa Valley was sold in July 2018

•	DoubleTree Hotel Columbia was sold in August 2018

•	The Vinoy Renaissance St. Petersburg Resort & Golf Club was sold in August 2018

•	DoubleTree by Hilton Burlington Vermont was sold in September 2018

•	Holiday Inn San Francisco - Fisherman's Wharf in October 2018

For the year ended December 31, 2017, the following hotel was sold:

•	The Fairmont Copley Plaza was sold in December 2017

RLJ Lodging Trust
Consolidated Balance Sheets
(Amounts in thousands, except share and per share data)
(unaudited)

	December 31, 2018	December 31, 2017
Assets
Investment in hotel properties, net	$5,378,651	$5,791,925
Investment in unconsolidated joint ventures	22,279	23,885
Cash and cash equivalents	320,147	586,470
Restricted cash reserves	64,695	72,606
Hotel and other receivables, net of allowance of $598 and $510, respectively	52,115	60,011
Deferred income tax asset, net	47,395	56,761
Intangible assets, net	52,448	133,211
Prepaid expense and other assets	67,367	69,936
Total assets	$6,005,097	$6,794,805
Liabilities and Equity
Debt, net	$2,202,676	$2,880,488
Accounts payable and other liabilities	203,833	225,664
Deferred income tax liability	2,766	5,547
Advance deposits and deferred revenue	25,411	30,463
Accrued interest	7,913	17,081
Distributions payable	65,557	65,284
Total liabilities	2,508,156	3,224,527
Equity
Shareholders’ equity:
Preferred shares of beneficial interest, $0.01 par value, 50,000,000 shares authorized
Series A Cumulative Convertible Preferred Shares, $0.01 par value, 12,950,000 shares authorized; 12,879,475 shares issued and outstanding, liquidation value of $328,266, at December 31, 2018 and 2017	366,936	366,936
Common shares of beneficial interest, $0.01 par value, 450,000,000 shares authorized; 174,019,616 and 174,869,046 shares issued and outstanding at December 31, 2018 and 2017, respectively	1,740	1,749
Additional paid-in capital	3,195,381	3,208,002
Accumulated other comprehensive income	16,195	8,846
Distributions in excess of net earnings	(150,476)	(82,566)
Total shareholders’ equity	3,429,776	3,502,967
Noncontrolling interest:
Noncontrolling interest in consolidated joint ventures	11,908	11,700
Noncontrolling interest in the Operating Partnership	10,827	11,181
Total noncontrolling interest	22,735	22,881
Preferred equity in a consolidated joint venture, liquidation value of $45,544 and $45,430 at December 31, 2018 and 2017, respectively	44,430	44,430
Total equity	3,496,941	3,570,278
Total liabilities and equity	$6,005,097	$6,794,805

Note:
The corresponding notes to the consolidated financial statements can be found in the Company’s Annual Report on Form 10-K.

RLJ Lodging Trust
Consolidated Statements of Operations
(Amounts in thousands, except share and per share data)
(unaudited)

	For the quarter ended December 31,		For the year ended December 31,
	2018	2017	2018		2017
Revenues
Operating revenues
Room revenue	$334,933	$376,131	$1,473,047		$1,146,882
Food and beverage revenue	47,668	66,280	205,518		157,672
Other revenue	17,297	20,079	82,659		51,707
Total revenues	$399,898	$462,490	$1,761,224		$1,356,261
Expenses
Operating expenses
Room expense	$85,231	$94,206	$364,820		$270,729
Food and beverage expense	35,707	47,456	157,156		113,914
Management and franchise fee expense	30,377	36,523	138,143		122,633
Other operating expense	96,784	109,595	417,110		304,595
Total property operating expenses	248,099	287,780	1,077,229		811,871
Depreciation and amortization	58,212	64,856	241,641		186,993
Property tax, insurance and other	30,641	30,477	135,059		91,406
General and administrative	11,136	11,695	49,195		40,453
Transaction costs	(123)	7,476	2,057		44,398
Total operating expenses	347,965	402,284	1,505,181		1,175,121
Other income	276	(55)	2,791		269
Interest income	1,552	682	4,891		2,987
Interest expense	(22,870)	(29,795)	(101,643)		(78,322)
(Loss) gain on sale of hotel properties, net	(2,016)	9,029	30,941		8,980
(Loss) gain on extinguishment of indebtedness, net	(14)	—	5,996		—
Gain on settlement of an investment in loan	—	—	—		2,670
Income before equity in income from unconsolidated joint ventures	28,861	40,067	199,019		117,724
Equity in (loss) income from unconsolidated joint ventures	(1)	76	636		133
Income before income tax expense	28,860	40,143	199,655		117,857
Income tax expense	(942)	(32,756)	(8,793)		(42,118)
Net income	27,918	7,387	190,862		75,739
Net income attributable to noncontrolling interests:
Noncontrolling interest in consolidated joint ventures	(186)	(123)	(17)		(117)
Noncontrolling interest in the Operating Partnership	(93)	27	(719)		(291)
Preferred distributions - consolidated joint venture	(373)	(374)	(1,483)		(496)
Net income attributable to RLJ	27,266	6,917	188,643		74,835
Preferred dividends	(6,279)	(6,279)	(25,115)		(8,372)
Net income attributable to common shareholders	$20,987	$638	$163,528		$66,463
Basic per common share data:
Net income per share attributable to common shareholders	$0.12	$—	$0.93		$0.47
Weighted-average number of common shares	174,141,263	174,147,522	174,225,130		140,616,838
Diluted per common share data:
Net income per share attributable to common shareholders	$0.12	$—	$0.93		$0.47
Weighted-average number of common shares	174,194,141	174,210,578	174,316,405	174,316,405	140,694,049

Note:
The Statements of Comprehensive Income and corresponding notes can be found in the Company’s Annual Report on Form 10-K.

RLJ Lodging Trust
Reconciliation of Net Income to Non-GAAP Measures
(Amounts in thousands, except per share data)
(unaudited)

Funds From Operations (FFO) Attributable to Common Shareholders and Unitholders

	For the quarter ended December 31,		For the year ended December 31,
	2018	2017	2018	2017
Net income	$27,918	$7,387	$190,862	$75,739
Preferred dividends	(6,279)	(6,279)	(25,115)	(8,372)
Preferred distributions - consolidated joint venture	(373)	(374)	(1,483)	(496)
Depreciation and amortization	58,212	64,856	241,641	186,993
Loss (gain) on sale of hotel properties, net	2,016	(9,029)	(30,941)	(8,980)
Noncontrolling interest in consolidated joint ventures	(186)	(123)	(17)	(117)
Adjustments related to consolidated joint ventures (1)	(74)	(85)	(307)	(193)
Adjustments related to unconsolidated joint ventures (2)	646	707	2,644	900
FFO	81,880	57,060	377,284	245,474
Transaction costs	(123)	7,476	2,057	44,398
Loss (gain) on extinguishment of indebtedness, net	14	—	(5,996)	—
Gain on settlement of an investment in loan	—	—	—	(2,670)
Amortization of share-based compensation	2,529	2,642	12,251	10,607
Non-cash income tax expense	413	31,775	6,584	39,747
Other expenses (3)	228	475	3,558	1,591
Adjusted FFO	$84,941	$99,428	$395,738	$339,147

Adjusted FFO per common share and unit-basic	$0.49	$0.57	$2.26	$2.40
Adjusted FFO per common share and unit-diluted	$0.49	$0.57	$2.26	$2.40

Basic weighted-average common shares and units outstanding (4)	174,915	174,921	174,999	141,248
Diluted weighted-average common shares and units outstanding (4)	174,968	174,984	175,090	141,325

Note:
(1) Includes depreciation and amortization expense allocated to the noncontrolling interest in the consolidated joint ventures.
(2) Includes our ownership interest of the depreciation and amortization expense of the unconsolidated joint ventures.
(3)  Represents income and expenses outside of the normal course of operations, including debt modification costs, debt extinguishment costs, the accelerated amortization of deferred financing costs, hurricane-related costs that were not reimbursed by insurance, executive transition costs, receipts of prior year employee tax credits, and activist shareholder costs.
(4)  Includes 0.8 million weighted-average operating partnership units for the three months ended December 31, 2018 and 2017, respectively, and 0.8 million and 0.6 million weighted-average operating partnership units for the years ended December 31, 2018 and 2017, respectively.

RLJ Lodging Trust
Reconciliation of Net Income to Non-GAAP Measures
(Amounts in thousands)
(unaudited)

Earnings Before Interest, Taxes, Depreciation, and Amortization (EBITDA)

	For the quarter ended December 31,		For the year ended December 31,
	2018	2017	2018	2017
Net income	$27,918	$7,387	$190,862	$75,739
Depreciation and amortization	58,212	64,856	241,641	186,993
Interest expense, net (1)	21,319	29,114	96,752	76,703
Income tax expense	941	32,756	8,793	42,118
Adjustments related to unconsolidated joint ventures (2)	773	837	3,152	1,072
EBITDA	109,163	134,950	541,200	382,625
Loss (gain) on sale of hotel properties, net	2,016	(9,029)	(30,941)	(8,980)
EBITDAre	111,179	125,921	510,259	373,645
Transaction costs	(123)	7,476	2,057	44,398
Loss (gain) on extinguishment of indebtedness, net	14	—	(5,996)	—
Gain on settlement of an investment in loan	—	—	—	(2,670)
Amortization of share-based compensation	2,529	2,642	12,251	10,607
Other expenses (3)	228	475	3,558	1,591
Adjusted EBITDA	113,827	136,514	522,129	427,571
General and administrative (4)	8,593	9,053	33,802	29,846
Other corporate adjustments (5)	1,354	698	2,478	392
Consolidated Hotel EBITDA	123,774	146,265	558,409	457,809
Pro forma adjustments - income from sold hotels	(344)	(10,564)	(16,738)	(16,605)
Pro forma adjustments - income from prior ownership of acquired hotels (6)	—	—	—	129,027
Pro forma Consolidated Hotel EBITDA	123,430	135,701	541,671	570,231
Pro forma adjustments - income from non-comparable hotels	—	—	—	—
Pro forma Hotel EBITDA	$123,430	$135,701	$541,671	$570,231

Note:
(1) Interest expense is net of interest income, excluding amounts attributable to investment in loans of $1.4 million for the year ended December 31, 2017.
(2) Includes our ownership interest of the interest, depreciation, and amortization expense of the unconsolidated joint ventures.
(3) Represents income and expenses outside of the normal course of operations, including debt modification costs, debt extinguishment costs, hurricane-related costs that were not reimbursed by insurance, executive transition costs, receipts of prior year employee tax credits, and activist shareholder costs.
(4) Excludes amortization of share-based compensation and activist shareholder costs.
(5) Other corporate adjustments include property-level adjustments and certain revenues and expenses at corporate entities. These items include interest income, amortization of deferred management fees, key money amortization, ground rent amortization, legal fees, revenues and expenses associated with non-hotel properties, income (loss) from unconsolidated entities, internal lease rent expense, and other items.
(6) The information above includes results for periods prior to the Company's ownership. The information has not been audited and is presented only for comparison purposes.

RLJ Lodging Trust
Reconciliation of Non-GAAP Measures
(Amounts in thousands)
(unaudited)

Pro forma Hotel EBITDA Margin

	For the quarter ended December 31,		For the year ended December 31,
	2018	2017	2018	2017
Total revenue	$399,898	$462,490	$1,761,224	$1,356,261
Pro forma adjustments - Revenue from sold hotels	(4,111)	(56,068)	(105,121)	(79,897)
Pro forma adjustments - Revenue from prior ownership of acquired hotels (1)	—	—	—	388,015
Other corporate adjustments / non-hotel revenue	(464)	(502)	(3,759)	(1,052)
Pro forma Hotel Revenue	$395,323	$405,920	$1,652,344	$1,663,327

Pro forma Hotel EBITDA	$123,430	$135,701	$541,671	$570,231

Pro forma Hotel EBITDA Margin	31.2%	33.4%	32.8%	34.3%

Note:
(1) The information above includes results for periods prior to the Company's ownership. The information has not been audited and is presented only for comparison purposes.

RLJ Lodging Trust
Consolidated Debt Summary
(Amounts in thousands)
(unaudited)

Loan	Base Term (Years)	Maturity (incl. extensions)	Floating / Fixed	Interest Rate (1)	Balance as of December 31, 2018 (2)
Secured Debt
Mortgage loan - 4 hotels	3	Oct 2021	Floating (3)	4.09%	$150,000
Mortgage loan - 4 hotels	2	Mar 2022	Floating (3)	4.05%	140,250
Mortgage loan - 1 hotel	10	Jun 2022	Fixed	5.25%	31,423
Mortgage loan - 2 hotels	10	Oct 2022	Fixed	4.95%	57,068
Mortgage loan - 1 hotel	10	Oct 2022	Fixed	4.95%	32,803
Mortgage loan - 1 hotel	10	Oct 2022	Fixed	4.94%	28,978
Mortgage loan - 5 hotels	5	Mar 2023	Floating	4.60%	85,000
Weighted-Average / Secured Total				4.43%	$525,522

Unsecured Debt
Revolver (4)	4	Apr 2021	Floating	4.00%	$—
$400 Million Term Loan Maturing 2021	5	Apr 2021	Floating (3)(5)	3.11%	400,000
$150 Million Term Loan Maturing 2022	7	Jan 2022	Floating (3)	3.08%	150,000
$400 Million Term Loan Maturing 2021	5	Jan 2023	Floating (3)(5)	3.22%	400,000
$225 Million Term Loan Maturing 2023	5	Jan 2023	Floating (3)	3.44%	225,000
Senior Unsecured Notes	10	Jun 2025	Fixed	6.00%	475,000
Weighted-Average / Unsecured Total				4.01%	$1,650,000

Weighted-Average / Total Debt				4.11%	$2,175,522

Note:
(1) Interest rates as of December 31, 2018.
(2) Excludes the impact of fair value adjustments and deferred financing costs.
(3) The floating interest rate is hedged with an interest rate swap.
(4) As of December 31, 2018, there was $600.0 million of borrowing capacity on the Revolver, which is charged an unused commitment fee of 0.30% annually.
(5) Reflects interest rate swap on $350.0 million.

RLJ Lodging Trust
Pro forma Operating Statistics — Top 60 Assets
(unaudited)

Property	City/State	# of Rooms	Pro forma Consolidated Hotel EBITDA
The Knickerbocker New York	New York, NY	330	$13,025
Wyndham San Diego Bayside	San Diego, CA	600	9,969
Marriott Louisville Downtown	Louisville, KY	616	9,876
Wyndham Boston Beacon Hill	Boston, MA	304	9,449
The Mills House Wyndham Grand Hotel	Charleston, SC	216	8,882
Embassy Suites San Francisco Airport - Waterfront	Burlingame, CA	340	8,703
San Francisco Marriott Union Square	San Francisco, CA	401	8,490
Courtyard Austin Downtown Convention Center	Austin, TX	270	8,191
Embassy Suites Fort Lauderdale 17th Street	Fort Lauderdale, FL	361	8,113
Embassy Suites Los Angeles - International Airport South	El Segundo, CA	349	8,073
Hilton Myrtle Beach Resort	Myrtle Beach, SC	385	7,984
Embassy Suites Mandalay Beach - Hotel & Resort	Oxnard, CA	250	7,861
DoubleTree Metropolitan Hotel New York City	New York, NY	764	7,850
Wyndham New Orleans - French Quarter	New Orleans, LA	374	7,840
Courtyard Portland City Center	Portland, OR	256	7,729
DoubleTree Grand Key Resort	Key West, FL	216	7,372
Courtyard Chicago Downtown Magnificent Mile	Chicago, IL	306	7,274
Residence Inn Palo Alto Los Altos	Los Altos, CA	156	7,187
Embassy Suites Myrtle Beach - Oceanfront Resort	Myrtle Beach, SC	255	7,117
Courtyard San Francisco	San Francisco, CA	166	7,062
Renaissance Pittsburgh Hotel	Pittsburgh, PA	300	6,623
Hilton Garden Inn San Francisco Oakland Bay Brg	Emeryville, CA	278	6,549
Embassy Suites Deerfield Beach - Resort & Spa	Deerfield Beach, FL	244	6,508
Embassy Suites San Francisco Airport - South San Francisco	South San Francisco, CA	312	6,405
Wyndham Philadelphia Historic District	Philadelphia, PA	364	6,315
Wyndham Santa Monica At the Pier	Santa Monica, CA	132	6,235
Courtyard Waikiki Beach	Honolulu, HI	403	6,204
Hyatt House Emeryville San Francisco Bay Area	Emeryville, CA	234	6,168
Embassy Suites Tampa Downtown Convention Center	Tampa, FL	360	6,152
Fairfield Inn & Suites Washington DC Downtown	Washington, DC	198	6,127
Hyatt House San Jose Silicon Valley	San Jose, CA	164	5,999
Hyatt House Santa Clara	Santa Clara, CA	150	5,972
Marriott Denver South @ Park Meadows	Lone Tree, CO	279	5,695
Hilton Cabana Miami Beach	Miami Beach, FL	231	5,461
Embassy Suites Boston Waltham	Waltham, MA	275	5,425
Wyndham Houston - Medical Center Hotel & Suites	Houston, TX	287	5,380
Embassy Suites Atlanta - Buckhead	Atlanta, GA	316	5,318
Renaissance Fort Lauderdale Plantation Hotel	Plantation, FL	250	5,240
Residence Inn Bethesda Downtown	Bethesda, MD	188	5,206
Hyatt House San Diego Sorrento Mesa	San Diego, CA	193	5,072
DoubleTree Suites by Hilton Austin	Austin, TX	188	5,042
Courtyard Charleston Historic District	Charleston, SC	176	5,027
Residence Inn Austin Downtown Convention Center	Austin, TX	179	4,907
Hilton Garden Inn Los Angeles Hollywood	Los Angeles, CA	160	4,784
Embassy Suites Irvine Orange County	Irvine, CA	293	4,600
Embassy Suites Orlando - International Drive South/Convention Center	Orlando, FL	244	4,590
Homewood Suites Washington DC Downtown	Washington, DC	175	4,521
Embassy Suites Los Angeles Downey	Downey, CA	220	4,509
Embassy Suites Milpitas Silicon Valley	Milpitas, CA	266	4,352
Hyatt Place Washington DC Downtown K Street	Washington, DC	164	4,202
Embassy Suites Dallas - Love Field	Dallas, TX	248	4,108
Renaissance Boulder Flatiron Hotel	Broomfield, CO	232	4,106
Marriott Denver Airport @ Gateway Park	Aurora, CO	238	4,017
Hyatt Place Fremont Silicon Valley	Fremont, CA	151	3,960
Embassy Suites Miami - International Airport	Miami, FL	318	3,898
Embassy Suites Phoenix - Biltmore	Phoenix, AZ	232	3,762
Wyndham Pittsburgh University Center	Pittsburgh, PA	251	3,718
Embassy Suites Minneapolis - Airport	Bloomington, MN	310	3,711
Residence Inn National Harbor Washington DC	Oxon Hill, MD	162	3,648
Hilton Garden Inn New Orleans Convention Center	New Orleans, LA	286	3,448
Top 60 Assets		16,566	371,011
Other (90 Assets)		12,031	170,660
Total Portfolio		28,597	$541,671
Note: For the trailing twelve months ended December 31, 2018. Results reflect 100% of the financial results of three consolidated joint ventures and exclude the Chateau LeMoyne-French Quarter New Orleans, which is an unconsolidated hotel. Amounts in thousands, except rooms. The information has not been audited and is presented only for comparison purposes.

RLJ Lodging Trust
Pro forma Operating Statistics
(unaudited)

For the three months ended December 31, 2018 and 2017

Top Markets	# of Hotels	Occupancy			ADR			RevPAR
		2018	2017	Var	2018	2017	Var	2018	2017	Var
Northern California	12	80.4%	81.3%	(1.1)%	$222.84	$219.87	1.3%	$179.22	$178.74	0.3%
South Florida	13	82.1%	85.6%	(4.0)%	160.57	165.24	(2.8)%	131.88	141.43	(6.8)%
Southern California	9	78.0%	82.0%	(4.9)%	171.55	166.03	3.3%	133.81	136.12	(1.7)%
Austin	14	71.6%	75.8%	(5.5)%	159.44	163.22	(2.3)%	114.08	123.64	(7.7)%
Denver	13	65.3%	68.9%	(5.2)%	128.03	133.46	(4.1)%	83.54	91.90	(9.1)%
New York City	5	92.1%	92.6%	(0.5)%	274.52	264.74	3.7%	252.92	245.05	3.2%
Washington, DC	7	76.1%	78.3%	(2.8)%	184.80	186.01	(0.7)%	140.61	145.64	(3.5)%
Chicago	14	68.8%	65.7%	4.7%	135.82	139.06	(2.3)%	93.40	91.32	2.3%
Houston	11	66.7%	74.4%	(10.4)%	134.64	143.09	(5.9)%	89.75	106.47	(15.7)%
Louisville	5	58.1%	67.8%	(14.3)%	141.73	148.97	(4.9)%	82.33	101.00	(18.5)%
Other	47	71.2%	72.6%	(2.0)%	156.26	154.85	0.9%	111.19	112.43	(1.1)%
Total	150	73.7%	76.2%	(3.2)%	$170.71	$170.32	0.2%	$125.86	$129.77	(3.0)%

Service Level	# of Hotels	Occupancy			ADR			RevPAR
		2018	2017	Var	2018	2017	Var	2018	2017	Var
Focused-Service	102	72.6%	75.0%	(3.2)%	$155.50	$157.01	(1.0)%	$112.88	$117.80	(4.2)%
Compact Full-Service	45	77.1%	79.4%	(2.9)%	189.24	186.89	1.3%	145.89	148.45	(1.7)%
Full-Service	3	53.2%	57.2%	(7.1)%	142.98	142.85	0.1%	76.00	81.75	(7.0)%
Total	150	73.7%	76.2%	(3.2)%	$170.71	$170.32	0.2%	$125.86	$129.77	(3.0)%

Chain Scale	# of Hotels	Occupancy			ADR			RevPAR
		2018	2017	Var	2018	2017	Var	2018	2017	Var
Upper Upscale	37	72.1%	75.8%	(4.8)%	$173.15	$171.72	0.8%	$124.84	$130.10	(4.0)%
Upscale	96	74.7%	76.7%	(2.7)%	166.88	167.61	(0.4)%	124.58	128.53	(3.1)%
Upper Midscale	15	71.4%	72.0%	(0.9)%	138.05	141.87	(2.7)%	98.56	102.18	(3.5)%
Other	2	86.3%	85.1%	1.4%	356.93	330.57	8.0%	308.12	281.45	9.5%
Total	150	73.7%	76.2%	(3.2)%	$170.71	$170.32	0.2%	$125.86	$129.77	(3.0)%

Flags	# of Hotels	Occupancy			ADR			RevPAR
		2018	2017	Var	2018	2017	Var	2018	2017	Var
Residence Inn	29	73.4%	78.1%	(6.1)%	$146.46	$149.53	(2.1)%	$107.44	$116.82	(8.0)%
Courtyard	24	72.8%	75.2%	(3.1)%	165.38	165.53	(0.1)%	120.46	124.41	(3.2)%
Embassy Suites	22	76.0%	81.0%	(6.2)%	168.42	165.45	1.8%	127.95	134.02	(4.5)%
Hyatt House	11	79.5%	79.4%	0.1%	173.61	174.14	(0.3)%	137.95	138.25	(0.2)%
Hilton Garden Inn	8	73.0%	72.9%	0.0%	159.40	159.96	(0.3)%	116.30	116.68	(0.3)%
SpringHill Suites	8	59.6%	67.9%	(12.1)%	122.93	127.09	(3.3)%	73.31	86.27	(15.0)%
Wyndham	8	75.9%	74.8%	1.5%	169.58	170.32	(0.4)%	128.74	127.38	1.1%
Fairfield Inn & Suites	7	73.3%	74.2%	(1.3)%	148.15	150.82	(1.8)%	108.61	111.97	(3.0)%
Hampton Inn	7	71.1%	73.1%	(2.6)%	128.30	132.14	(2.9)%	91.28	96.54	(5.4)%
Marriott	6	63.3%	67.3%	(6.0)%	188.76	189.71	(0.5)%	119.46	127.75	(6.5)%
DoubleTree	4	90.1%	90.2%	(0.1)%	232.08	232.38	(0.1)%	209.16	209.64	(0.2)%
Renaissance	3	73.3%	74.0%	(0.9)%	167.74	171.72	(2.3)%	122.98	127.10	(3.2)%
Hyatt Place	3	71.5%	77.7%	(8.0)%	184.54	183.29	0.7%	131.96	142.44	(7.4)%
Homewood Suites	2	73.0%	70.2%	4.0%	167.83	171.41	(2.1)%	122.52	120.36	1.8%
Hilton	2	56.6%	54.4%	3.9%	148.25	151.25	(2.0)%	83.85	82.34	1.8%
Hyatt	2	74.7%	75.4%	(0.9)%	196.16	191.01	2.7%	146.48	143.93	1.8%
Other	4	79.1%	74.8%	5.7%	299.28	289.35	3.4%	236.75	216.51	9.3%
Total	150	73.7%	76.2%	(3.2)%	$170.71	$170.32	0.2%	$125.86	$129.77	(3.0)%

Note: Results reflect 100% of the financial results of three consolidated joint ventures and exclude the Chateau LeMoyne-French Quarter New Orleans, which is an unconsolidated hotel. The information has not been audited and is presented only for comparison purposes.

RLJ Lodging Trust
Pro forma Operating Statistics
(unaudited)

For the year ended December 31, 2018 and 2017

Top Markets	# of Hotels	Occupancy			ADR			RevPAR
		2018	2017	Var	2018	2017	Var	2018	2017	Var
Northern California	12	83.3%	84.6%	(1.5)%	$229.81	$223.95	2.6%	$191.52	$189.40	1.1%
South Florida	13	85.4%	83.9%	1.8%	169.87	168.26	1.0%	145.11	141.23	2.7%
Southern California	9	84.3%	85.6%	(1.5)%	180.10	178.81	0.7%	151.84	152.99	(0.8)%
Austin	14	74.1%	77.1%	(3.9)%	161.52	165.83	(2.6)%	119.75	127.92	(6.4)%
Denver	13	74.0%	76.2%	(2.8)%	138.32	140.57	(1.6)%	102.41	107.09	(4.4)%
New York City	5	90.1%	89.2%	0.9%	235.99	231.51	1.9%	212.52	206.57	2.9%
Washington, DC	7	81.0%	79.9%	1.4%	189.63	195.13	(2.8)%	153.64	155.89	(1.4)%
Chicago	14	71.4%	68.0%	5.1%	142.08	142.42	(0.2)%	101.50	96.83	4.8%
Houston	11	69.9%	71.5%	(2.2)%	139.38	145.44	(4.2)%	97.49	104.06	(6.3)%
Louisville	5	60.7%	68.3%	(11.1)%	151.07	157.25	(3.9)%	91.65	107.36	(14.6)%
Other	47	75.9%	76.6%	(1.0)%	160.39	159.75	0.4%	121.69	122.36	(0.5)%
Total	150	77.7%	78.4%	(0.9)%	$172.83	$172.54	0.2%	$134.27	$135.31	(0.8)%

Service Level	# of Hotels	Occupancy			ADR			RevPAR
		2018	2017	Var	2018	2017	Var	2018	2017	Var
Focused-Service	102	76.7%	77.2%	(0.6)%	$159.49	$160.55	(0.7)%	$122.41	$123.92	(1.2)%
Compact Full-Service	45	80.5%	81.2%	(0.8)%	187.63	185.72	1.0%	151.13	150.85	0.2%
Full-Service	3	59.9%	64.6%	(7.3)%	172.31	173.37	(0.6)%	103.16	111.99	(7.9)%
Total	150	77.7%	78.4%	(0.9)%	$172.83	$172.54	0.2%	$134.27	$135.31	(0.8)%

Chain Scale	# of Hotels	Occupancy			ADR			RevPAR
		2018	2017	Var	2018	2017	Var	2018	2017	Var
Upper Upscale	37	76.6%	78.2%	(2.0)%	$180.87	$178.94	1.1%	$138.55	$139.87	(0.9)%
Upscale	96	78.5%	79.0%	(0.7)%	167.44	167.87	(0.3)%	131.47	132.68	(0.9)%
Upper Midscale	15	75.5%	74.1%	1.9%	145.93	150.74	(3.2)%	110.12	111.63	(1.4)%
Other	2	81.0%	79.9%	1.4%	296.90	284.48	4.4%	240.35	227.18	5.8%
Total	150	77.7%	78.4%	(0.9)%	$172.83	$172.54	0.2%	$134.27	$135.31	(0.8)%

Flags	# of Hotels	Occupancy			ADR			RevPAR
		2018	2017	Var	2018	2017	Var	2018	2017	Var
Residence Inn	29	78.1%	79.1%	(1.4)%	$151.09	$153.33	(1.5)%	$117.93	$121.35	(2.8)%
Courtyard	24	76.9%	78.0%	(1.4)%	167.45	167.72	(0.2)%	128.78	130.83	(1.6)%
Embassy Suites	22	80.1%	81.7%	(2.0)%	176.57	174.29	1.3%	141.37	142.39	(0.7)%
Hyatt House	11	82.0%	81.5%	0.7%	177.52	175.02	1.4%	145.62	142.60	2.1%
Hilton Garden Inn	8	76.2%	74.1%	2.7%	162.19	160.96	0.8%	123.51	119.31	3.5%
SpringHill Suites	8	66.7%	70.6%	(5.6)%	127.32	131.98	(3.5)%	84.93	93.23	(8.9)%
Wyndham	8	79.4%	78.5%	1.0%	172.78	174.18	(0.8)%	137.11	136.78	0.2%
Fairfield Inn & Suites	7	76.9%	76.1%	1.1%	153.48	161.60	(5.0)%	118.08	122.97	(4.0)%
Hampton Inn	7	76.1%	74.9%	1.7%	138.44	139.78	(1.0)%	105.39	104.67	0.7%
Marriott	6	67.9%	71.8%	(5.4)%	195.80	195.29	0.3%	132.94	140.14	(5.1)%
DoubleTree	4	90.2%	91.0%	(0.9)%	210.81	209.24	0.7%	190.07	190.41	(0.2)%
Renaissance	3	77.3%	76.3%	1.4%	169.02	166.90	1.3%	130.68	127.30	2.7%
Hyatt Place	3	79.2%	81.9%	(3.3)%	187.13	184.45	1.5%	148.17	151.10	(1.9)%
Homewood Suites	2	77.5%	77.8%	(0.5)%	178.27	184.19	(3.2)%	138.11	143.35	(3.7)%
Hilton	2	68.6%	67.9%	1.1%	172.10	170.27	1.1%	118.06	115.54	2.2%
Hyatt	2	79.0%	78.3%	0.9%	195.81	187.94	4.2%	154.78	147.17	5.2%
Other	4	74.8%	72.5%	3.2%	256.83	251.29	2.2%	192.21	182.27	5.5%
Total	150	77.7%	78.4%	(0.9)%	$172.83	$172.54	0.2%	$134.27	$135.31	(0.8)%

Note: Results reflect 100% of the financial results of three consolidated joint ventures and exclude the Chateau LeMoyne-French Quarter New Orleans, which is an unconsolidated hotel. The information above includes results for periods prior to the Company's ownership. Wyndham hotels reclassified to Upscale to conform with Smith Travel Research chain scale definitions. The information has not been audited and is presented only for comparison purposes.